SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro San Rafael, CA	94901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On January 16, 2015, BioMarin Pharmaceutical Inc. (BioMarin) filed with the Securities and Exchange Commission (the SEC) a current report on Form 8-K (the Initial 8-K) to report, among other things, the consummation of the acquisition by BioMarin of Prosensa Holding N.V. in liquidatie (Prosensa). On April 3, 2015, BioMarin amended such filing to include the Unaudited Condensed Consolidated Financial Statements of Prosensa and the Unaudited Pro Forma Condensed Combined Financial Statements of BioMarin.

This Amendment No. 2 to the Initial 8-K (this Form 8-K/A) amends and supplements Item 9.01 of the Initial 8-K by providing the Audited Consolidated Financial Statements of Prosensa as of and for the year ended December 31, 2014 solely for purposes of complying with Item 3-05 of Regulation S-X. This Form 8-K/A includes Prosensa’s Audited Financial Statements as of and for the year ended December 31, 2014 and does not make any other changes to the Original Form 8-K or Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Audited Consolidated Financial Statements of Prosensa, including the Consolidated Balance Sheet as of December 31, 2014 and the Consolidated Statement of Comprehensive Income for the year ended December 31, 2014, are included as Exhibit 99.1 to this Form 8-K/A and are incorporated by reference into this Item 9.01(a).

(d) Exhibits.

Exhibit Number	Description

99.1*	Audited Consolidated Financial Statements of Prosensa Holding N.V. in liquidatie for the three years ended December 31, 2014 and the related notes to such audited financial statements.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc.

Date: August 8, 2016	By:	/s/ Daniel Spiegelman
Daniel Spiegelman
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit Number	Description

99.1*	Audited Consolidated Financial Statements of Prosensa Holding N.V. in liquidatie for the three years ended December 31, 2014 and the related notes to such audited financial statements.

*	Filed herewith.

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